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                               [GRAPHIC OMITTED]
                         [WHITNEY HOLDING CORPORATION]



                                January 24, 1997






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      File Number 0-1026

Gentlemen:

         Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Whitney Holding Corporation (the "Company") is the Company's Report on Form 8-K dated January 16, 1997.

         This  filing  is  being   effected  by  direct   transmission   to  the
Commission's EDGAR System.

                                            Sincerely,

                                            /s/ Joseph S. Schwertz, Jr.

                                            Joseph S. Schwertz, Jr.

JSS,Jr/plk

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                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 1997
                                                         ----------------

                           WHITNEY HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


        Louisiana                       0-1026                        72-6017893
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                   (IRS Employer
     of incorporation                 File Number)           Identification No.)


              228 St. Charles Avenue, New Orleans, Louisiana 70130
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (504) 586-7117
                                                          -----------------


                                 Not Applicable
                       ----------------------------------
                       (Former name or former address, if
                           changed since last report)



                                Page 1 of 6 Pages

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Item 5:  Other Events

         On January 16, 1997, Whitney Holding Corporation (the "Registrant") issued the press release attached hereto as Exhibit 99, which is incorporated herein by reference. The press release relates to the Registrant's 1996 earnings and is being filed under cover of Form 8-K so as to be incorporated by reference into the Registrant's filings under the Securities Act of 1933, as amended.

Item 7:  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                        99          Press Release



                                   Signatures
                                  ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WHITNEY HOLDING CORPORATION
                                          -------------------------------------
                                                      (Registrant)


                                     By:        /s/ Edward B. Grimball
                                        ---------------------------------------
                                                    Edward B. Grimball
                                               Chief Financial Officer and
                                                  Executive Vice President

January 24, 1997




                                Page 2 of 6 Pages

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                                  Exhibit Index


        No.                Description
        ---                --------------

        99                 Press Release


                                Page 3 of 6 Pages

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